SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2011

MSCI Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33812		13-4038723
(Commission File Number)		(IRS Employer Identification No.)

88 Pine Street, New York, NY		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 804-3900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On March 14, 2011, MSCI Inc. (“MSCI” or the “Company”) completed the previously announced repricing of its existing senior secured term loan facility under that certain Credit Agreement, dated as of June 1, 2010, among the Company, the lenders party thereto, Morgan Stanley Senior Funding, Inc, as administrative agent for the lenders, and Morgan Stanley & Co. Incorporated, as collateral agent for the lenders (the “Original Credit Agreement”), which provided for, among other things, a $1.275 billion senior secured term loan facility, pursuant to Amendment No. 2 to Credit Agreement, dated as of March 14, 2011 (“Amendment No. 2”, and the Original Credit Agreement as amended by Amendment No. 1 to Credit Agreement, dated as of February 4, 2011 (“Amendment No. 1”) and by Amendment No. 2, the “Credit Agreement”).  Amendment No. 1 provided for certain technical amendments to the Original Credit Agreement in connection with the Company’s change to its fiscal year end.

Amendment No. 2 provided for the incurrence of a new senior secured loan (the “New Term Loan”) in an aggregate principal amount of $1.125 billion. The proceeds of the New Term Loan, together with $88 million of cash on hand, were used to repay the existing $1.213 billion term loan facility in full. The New Term Loan matures in March 2017. Amendment No. 2 decreased the interest rate applicable to the New Term Loan from the London Interbank Offered Rate (“LIBOR”) plus 3.25% (with a leverage-based stepdown) to LIBOR plus 2.75% (with a leverage-based stepdown) and reduced the LIBOR floor applicable to the New Term Loan from 1.50% to 1.00%. Prepayments or amendments of the New Term Loan that constitute a “repricing transaction” (as defined in Amendment No. 2) will be subject to a premium of 1.00% of the New Term Loan so prepaid or amended on or prior to the one-year anniversary of the date of Amendment No. 2. Prepayments and repricings made after March 14, 2012 will not be subject to premium or penalty.

In addition to the foregoing, Amendment No. 2 amended certain negative covenants (including financial covenants) and mandatory prepayment provisions.

The foregoing description of Amendment No. 1, Amendment No. 2 and the Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein, Amendment No. 2, a copy of which is filed as Exhibit 2.2 hereto and incorporated by reference herein, and to the full text of the Original Credit Agreement, a copy of which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K (File No. 001-33812), filed with the SEC on June 7, 2010 and incorporated by reference herein.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

2.1
Amendment No. 1 to Credit Agreement dated as of February 4, 2011, to Credit Agreement dated as of June 1, 2010 among MSCI Inc., as the Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, Morgan Stanley Senior Funding, Inc., as Swing Line Lender and L/C Issuer and the other lenders party thereto.

2.2
Amendment No. 2 to Credit Agreement dated as of March 14, 2011, to Credit Agreement dated as of June 1, 2010 among MSCI Inc., as the Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, Morgan Stanley Senior Funding, Inc., as Swing Line Lender and L/C Issuer and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company

Date: March 18, 2011	By:	/s/ David Obstler
		Name:	David Obstler
		Title:	Chief Financial Officer

[Signature Page to 8-K regarding Repricing]

INDEX TO EXHIBITS

Exhibit Number	Description

2.1
Amendment No. 1 to Credit Agreement dated as of February 4, 2011, to Credit Agreement dated as of June 1, 2010 among MSCI Inc., as the Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, Morgan Stanley Senior Funding, Inc., as Swing Line Lender and L/C Issuer and the other lenders party thereto.

2.2
Amendment No. 2 to Credit Agreement dated as of March 14, 2011, to Credit Agreement dated as of June 1, 2010 among MSCI Inc., as the Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, Morgan Stanley Senior Funding, Inc., as Swing Line Lender and L/C Issuer and the other lenders party thereto.